                                                                      Exhibit 24

                               POWER OF ATTORNEY



        The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and R. W. Jackson, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in such capacity, any Registration Statement, or amendment (including post-effective amendments) thereto, relating to the registration thereunder of not to exceed $50,000,000, in any combination of Central Illinois Public Service Company Medium-Term Notes, in one or more series, First Mortgage Bonds, in one or more series, or Cumulative Preferred Stock, Par Value $100 Per Share, in one or more series, to be filed under the Securities Act of 1933, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 1994.




                                                 /s/William J. Alley
                                                 -------------------------
                                                  William J. Alley



Subscribed and sworn to
before me this 4th day of
October, 1994.




   /s/Janet K. Cooper
- -------------------------
     Notary Public

My commission expires:

March 27, 1995

                               POWER OF ATTORNEY



        The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and R. W. Jackson, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in such capacity, any Registration Statement, or amendment (including post-effective amendments) thereto, relating to the registration thereunder of not to exceed $50,000,000, in any combination of Central Illinois Public Service Company Medium-Term Notes, in one or more series, First Mortgage Bonds, in one or more series, or Cumulative Preferred Stock, Par Value $100 Per Share, in one or more series, to be filed under the Securities Act of 1933, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 1994.




                                                 /s/John L. Heath
                                                --------------------
                                                  John L. Heath



Subscribed and sworn to
before me this 4th day of
October, 1994.




   /s/Janet K. Cooper
  --------------------
     Notary Public

My commission expires:

March 27, 1995

                               POWER OF ATTORNEY



        The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and R. W. Jackson, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in such capacity, any Registration Statement, or amendment (including post-effective amendments) thereto, relating to the registration thereunder of not to exceed $50,000,000, in any combination of Central Illinois Public Service Company Medium-Term Notes, in one or more series, First Mortgage Bonds, in one or more series, or Cumulative Preferred Stock, Par Value $100 Per Share, in one or more series, to be filed under the Securities Act of 1933, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 1994.




                                                 /s/Gordon R. Lohman
                                                ---------------------
                                                  Gordon R. Lohman



Subscribed and sworn to
before me this 4th day of
October, 1994.




   /s/Janet K. Cooper
- ----------------------
     Notary Public

My commission expires:

March 27, 1995

                               POWER OF ATTORNEY



        The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and R. W. Jackson, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in such capacity, any Registration Statement, or amendment (including post-effective amendments) thereto, relating to the registration thereunder of not to exceed $50,000,000, in any combination of Central Illinois Public Service Company Medium-Term Notes, in one or more series, First Mortgage Bonds, in one or more series, or Cumulative Preferred Stock, Par Value $100 Per Share, in one or more series, to be filed under the Securities Act of 1933, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 1994.



                                                 /s/Hanne M. Merriman
                                                 ---------------------
                                                  Hanne M. Merriman



Subscribed and sworn to
before me this 4th day of
October, 1994.




   /s/Janet K. Cooper
    --------------------
     Notary Public

My commission expires:

March 27, 1995

                               POWER OF ATTORNEY



        The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and R. W. Jackson, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in such capacity, any Registration Statement, or amendment (including post-effective amendments) thereto, relating to the registration thereunder of not to exceed $50,000,000, in any combination of Central Illinois Public Service Company Medium-Term Notes, in one or more series, First Mortgage Bonds, in one or more series, or Cumulative Preferred Stock, Par Value $100 Per Share, in one or more series, to be filed under the Securities Act of 1933, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 1994.




                                                 /s/Donald G. Raymer
                                                  ---------------------
                                                  Donald G. Raymer


Subscribed and sworn to
before me this 4th day of
October, 1994.




   /s/Janet K. Cooper
- ------------------------
     Notary Public

My commission expires:

March 27, 1995

                               POWER OF ATTORNEY



        The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and R. W. Jackson, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in such capacity, any Registration Statement, or amendment (including post-effective amendments) thereto, relating to the registration thereunder of not to exceed $50,000,000, in any combination of Central Illinois Public Service Company Medium-Term Notes, in one or more series, First Mortgage Bonds, in one or more series, or Cumulative Preferred Stock, Par Value $100 Per Share, in one or more series, to be filed under the Securities Act of 1933, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 1994.




                                                 /s/Thomas L. Shade
                                                  --------------------
                                                  Thomas L. Shade



Subscribed and sworn to
before me this 4th day of
October, 1994.




   /s/Janet K. Cooper
- ------------------------
     Notary Public

My commission expires:

March 27, 1995

                               POWER OF ATTORNEY



        The undersigned, as a director of Central Illinois Public Service Company, does hereby constitute and appoint C. L. Greenwalt and R. W. Jackson, and each of them, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in such capacity, any Registration Statement, or amendment (including post-effective amendments) thereto, relating to the registration thereunder of not to exceed $50,000,000, in any combination of Central Illinois Public Service Company Medium-Term Notes, in one or more series, First Mortgage Bonds, in one or more series, or Cumulative Preferred Stock, Par Value $100 Per Share, in one or more series, to be filed under the Securities Act of 1933, as amended; hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

        IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 1994.




                                                 /s/James W. Wogsland
                                                  -------------------
                                                  James W. Wogsland



Subscribed and sworn to
before me this 4th day of
October, 1994.




   /s/Janet K. Cooper
- -----------------------
     Notary Public

My commission expires:


March 27, 1995